UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2011
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	000-51734	37-1516132

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2780 Waterfront Pkwy E. Drive Suite 200 Indianapolis, Indiana	46214

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (317) 328-5660
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     As previously disclosed, on July 25, 2011, Calumet Specialty Products Partners, L.P., a Delaware limited partnership (“Calumet”), entered into a definitive agreement with Murphy Oil Corporation, a Delaware corporation (“Murphy Oil”), to acquire its refinery in Superior, Wisconsin and certain associated operating assets and inventories and related businesses. The assets to be acquired (collectively, the “Superior Business”) include:
•	A refinery with crude oil throughput capacity of approximately 45,000 barrels per day that produces gasoline, diesel, asphalt, bunker fuel and specialty petroleum products that are marketed in the Midwest region of the United States, including the surrounding border states, and Canada;
•	A distribution network for fuel and asphalt products operated through various owned and leased terminals located in Wisconsin, Minnesota and Utah and associated inventories and logistics assets located at each of the terminals; and
•	Murphy Oil’s “SPUR” branded gasoline wholesale franchise business.
This Amendment No. 1 amends the Current Report on Form 8-K filed by Calumet with the Securities and Exchange Commission on July 28, 2011 to provide the financial statement information required by Item 9.01 of Form 8-K, which was excluded from the initial filing in reliance on Item 9.01(a)(4) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.
     (a) Financial statements of business acquired.
     The audited financial statements of the Superior Business at December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, the notes related thereto and the Independent Auditors’ Report issued by KPMG LLP, independent auditors, as well as the unaudited financial statements of the Superior Business at June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010 and the notes related thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
     (b) Pro forma financial information.
     The unaudited pro forma consolidated financial statements of Calumet at June 30, 2011, for the year ended December 31, 2010 and for the six months ended June 30, 2011 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
     (d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP
99.1
Audited financial statements of the Superior Business at December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, the notes related thereto and the Independent Auditors’ Report issued by KPMG LLP, independent auditors, and the unaudited financial statements of the Superior Business at June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010 and the notes related thereto.

99.2	Unaudited pro forma consolidated financial statements of Calumet at June 30, 2011, for the year ended December 31, 2010 and for the six months ended June 30, 2011 and the notes related thereto.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALITY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its general partner

Date: September 7, 2011	By:	/s/ R. Patrick Murray, II
		Name:	R. Patrick Murray, II
		Title:	Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description
23.1	Consent of KPMG LLP
99.1
Audited financial statements of the Superior Business at December 31, 2010 and 2009 and for the years ended December 31, 2010, 2009 and 2008, the notes related thereto and the Independent Auditors’ Report issued by KPMG LLP, independent auditors, and the unaudited financial statements of the Superior Business at June 30, 2011 and for the six-month periods ended June 30, 2011 and 2010 and the notes related thereto.

99.2	Unaudited pro forma consolidated financial statements of Calumet at June 30, 2011, for the year ended December 31, 2010 and for the six months ended June 30, 2011 and the notes related thereto.

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